SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)                                                                                                      April 1, 2012

Merrill Lynch Municipal ABS, Inc
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-13716 (Commission File Number)	13-369-8229 (IRS Employer Identification No.)

One Bryant Park, IIII Avenue of the Americas, Ninth Floor, New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 449-9938

(Former name or former address, if changed since last report.)

Section 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

(a) None.

(b) None.

(c) Exhibits.

1.	Statement to holders of Merrill Lynch Municipal ABS, Inc. Prerefunded Municipal Certificates, Series 2 and Series 3 relating to the Distribution Date of April 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:April 4, 2012		MERRILL LYNCH MUNICIPAL ABS, INC.

	By:	/s/ James Nacos
-----------------------------
Name: James Nacos
Title: President
(senior officer in charge of securitization function of the Depositor)

EXHIBIT INDEX

Exhibit	Page
Statement to holders of Merrill Lynch Municipal ABS, Inc Prerefunded Municipal Certificates, Series 2 and Series 3 relating to the Distribution Date of April 1, 2012	5

STATEMENT TO CERTIFICATEHOLDERS

Statement to Holders of Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates, Series 2 and Series 3
relating to the Distribution Date of April 1, 2012

April 1, 2012

Merrill Lynch
One Bryant Park
1111 Avenue of the Americas, 9th Floor
New York, NY 10036
Attn James Nacos

The Depository Trust Company
55 Water Street
New York, NY 10004
Attn:  Fran Vespa

Re:	Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 2

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on April 1, 2012.  Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,

/s/ Teddy Banica

Teddy Banica
Assistant Vice President

April 1, 2012

Merrill Lynch
One Bryant Park
1111 Avenue of the Americas, 9th Floor
New York, NY 10036
Attn : James Nacos

Re:	Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 2.

Mr. Nacos:

For the above referenced issues, the principal and interest information for April 1, 2012 is attached.  All other relevant information is as follows:

Premium on Bonds	None
Trustee Fees Payable	None
Interest Shortfall on Bonds	None
Aggregate Shortfall on Bonds	None
Accrued Interest undistributed to holders	None
Accrued Principal undistributed to holders	None
Underlying Bonds on issues	Attached
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             Attached

Should you have any questions please call me at (212) 250-2268.

Sincerely,

/s/ Teddy Banica

Teddy Banica
Assistant Vice President

Ctol 021433EL7.1	SERIES 2 CERTIFICATES

	Certificate					Interest	Principal
Class	Maturity	CUSIP	Certificate	Certificate		Amount	Amount
Number	Date	Number	Rate	Amount		Due	Due
24	10/1/2012	70252B BZ5	5.70	215,000.00	*	6,127.50	5,000.00
RI	10/1/2012	70252B CA9	Variable	15,788.00		Residual -->	2,326.00
								Total Debt Service
TOTAL				$230,788.00		$6,127.50	$7,326.00	$13,453.50
****Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
13.125% 10/01/12

				Principal		Int Rate	Interest	Prin Payment
			Underlying	$ 205,000.00		13.125%	$ 13,453.13	$ -	$13,453.13

April 1, 2012

Merrill Lynch
One Bryant Park
1111 Avenue of the Americas, 9th Floor
New York, NY 10036
Attn James Nacos

The Depository Trust Company
55 Water Street
New York, NY 10004
Attn:  Fran Vespa

Re:	Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 3

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on April 1, 2012.  Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,

/s/ Teddy Banica

Teddy Banica
Assistant Vice President

April 1, 2012

Merrill Lynch
One Bryant Park
1111 Avenue of the Americas, 9th Floor
New York, NY 10036
Attn : James Nacos

Re:	Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 3.

Mr. Nacos:

For the above referenced issues, the principal and interest information for April 1, 2012 is attached.  All other relevant information is as follows:

Premium on Bonds	None
Trustee Fees Payable	None
Interest Shortfall on Bonds	None
Aggregate Shortfall on Bonds	None
Accrued Interest undistributed to holders	None
Accrued Principal undistributed to holders	None
Underlying Bonds on issues	Attached

Should you have any questions please call me at (212) 250-2268.

Sincerely,

/s/ Teddy Banica

Teddy Banica
Assistant Vice President

Ctol 678864MP3.1	SERIES 3 CERTIFICATES

	Certificate					Interest	Principal
Class	Maturity	CUSIP	Certificate	Certificate		Amount	Amount
Number	Date	Number	Rate	Amount		Due	Due
27	10/1/2012	684503 UM5	5.70	4,910,000.00	*	139,935.00	160,000.00
RI	10/1/2012	684503 UN3	Variable	16,002.00		Residual -->	956.00
								Total Debt Service
TOTAL				$4,926,002.00		$139,935.00	$160,956.00	$300,891.00
****Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
13.125% 10/01/12

				Principal		Int Rate	Interest	Prin Payment
			Underlying	$ 4,585,000.00		13.125%	$ 300,890.63	$ -	$300,890.63